Exhibit 99.1

NEWS RELEASE

800 Cabin Hill Drive, Greensburg, PA 15601-1650

Media contact:	Investor contact:
David Neurohr	Max Kuniansky
Director, External Communications	Executive Director, Investor Relations
Phone: (724) 838-6020	and Corporate Communications
Media Hotline: 1-888-233-3583	Phone: (724) 838-6895
E-mail: dneuroh@alleghenyenergy.com	E-mail: mkunian@alleghenyenergy.com

FOR IMMEDIATE RELEASE

Allegheny Energy Reports Strong Third Quarter Financial Results

GREENSBURG, Pa., October 27, 2010 – Allegheny Energy, Inc. (NYSE: AYE) today reported financial results for the third quarter of 2010.

Consolidated Net Income Attributable to Allegheny Energy, Inc.

	$ millions		Per share
	2010	2009	2010	2009
Three Months Ended September 30
GAAP	$115.1	$77.0	$0.68	$0.45
Adjusted	124.9	100.1	0.73	0.59

Nine Months Ended September 30
GAAP	$323.5	$283.5	$1.90	$1.67
Adjusted	324.8	283.9	1.91	1.67

Adjusted net income for the third quarter of 2010 excludes $19.1 million of pre-tax expense related to the proposed merger with FirstEnergy Corp., $7.3 million of pre-tax interest expense related to a debt tender offer, and net unrealized pre-tax gains of $10.5 million from economic hedges that do not qualify for hedge accounting. Adjusted net income for the third quarter of 2009 excludes $19.3 million of pre-tax interest expense related to a debt tender offer and net unrealized pre-tax losses of $18.3 million from economic hedges.

Adjusted net income is a non-GAAP financial measure. For information on the calculation of adjusted net income for all periods, see the attached reconciliations of non-GAAP financial measures.

“We had strong earnings for the quarter. Increased customer usage, transmission expansion and a rate increase in West Virginia were key drivers of our improved performance,” said Paul J. Evanson, Chairman, President and Chief Executive Officer of Allegheny Energy. “Looking forward, we remain focused on our TrAIL and PATH transmission expansion projects, completing the merger with FirstEnergy, and building value for our shareholders.”

Third Quarter Consolidated Results

Adjusted net income for the third quarter of 2010 increased by $24.8 million compared with the same period in 2009. Key factors contributing to the results include:

•

Adjusted operating revenues increased by $221.2 million reflecting higher generation output, increased power prices, higher customer usage due in part to warmer weather, transmission expansion and a rate increase in West Virginia. These benefits were partially offset by the effect of power hedges, decreased third party sales and the sale of the Virginia distribution operations on June 1, 2010.

•	Fuel expense increased by $135.3 million due to higher generation volume and higher costs to operate new scrubbers at the Hatfield’s Ferry and Fort Martin power plants.

•	Purchased power costs decreased by $19.8 million reflecting lower purchases from third parties to serve Maryland customers, partially offset by increased purchases from a PURPA power plant.

•	Deferred energy cost income decreased by $32.0 million largely due to the timing of fuel and purchased power cost recovery.

•

Adjusted operations and maintenance expense increased by $25.9 million primarily due to increased maintenance at power plants, energy efficiency program and other formulaically recovered costs, and service restoration following summer storms.

•	Depreciation increased by $9.9 million primarily due to the operation of new scrubber equipment.

•

Adjusted interest expense increased by $10.5 million reflecting increased debt levels to finance transmission expansion and a decrease in capitalized interest due to placing scrubber equipment in service.

•	Adjusted income tax expense increased by $4.6 million due to an increase in pre-tax income, partially offset by favorable resolution of a prior-year tax matter.

Adjusted EBITDA for the third quarter of 2010 was $346.8 million, an increase of $49.8 million compared to the same quarter of the prior year. EBITDA and adjusted EBITDA are non-GAAP financial measures. Details on the calculation of EBITDA and adjusted EBITDA, as well as reconciliations of these financial measures to net income, are attached to this release.

Third Quarter Segment Results

Net Income Attributable to Allegheny Energy, Inc.

Three Months Ended September 30

($ millions)

	2010	2009	Increase
Regulated Operations:
GAAP	$55.0	$38.8	$16.2
Adjusted	62.8	38.8	24.0

Merchant Generation:
GAAP	$59.9	$38.0	$21.9
Adjusted	62.0	61.1	0.9

Adjusted net income for both segments for 2010 excludes merger costs. There were no adjustments in the Regulated Operations segment in 2009. Adjusted net income for the Merchant Generation segment in both the third quarter of 2010 and 2009 excludes net unrealized gains and losses from economic hedges that do not qualify for hedge accounting and expenses related to debt tender offers.

Regulated Operations: Adjusted net income increased by $24.0 million compared to the same period a year earlier. Contributing to the improved results were higher usage as a result of favorable weather, increased revenue from transmission expansion and a base rate increase in West Virginia. These positive factors were partially offset by higher service restoration costs following summer storms and a decrease in recurring operating income as a result of the sale of the Virginia distribution operations on June 1, 2010.

Merchant Generation: Adjusted net income increased by $0.9 million compared to the same period a year earlier. Contributing to the improved results were increased generation output and higher power prices. These positive factors were offset by higher maintenance costs at power plants, the effects of power hedges, and increased depreciation and interest expense.

Nine-Month Consolidated Results

Adjusted net income for the nine months ended September 30, 2010 increased by $40.9 million compared to the same period in 2009. Adjusted EBITDA for the nine months ended September 30, 2010 increased by $120.0 million compared to the same period of the prior year. Details on the calculation of EBITDA and adjusted EBITDA, as well as reconciliations of these financial measures to net income, are attached to this release.

Nine-Month Segment Results

Net Income Attributable to Allegheny Energy, Inc.

Nine Months Ended September 30

($ millions)

	2010	2009	Increase (Decrease)
Regulated Operations:
GAAP	$167.6	$123.1	$44.5
Adjusted	154.5	123.1	31.4
Merchant Generation:
GAAP	$155.2	$159.8	$(4.6)
Adjusted	169.6	160.2	9.4

Adjusted net income for both segments for 2010 excludes merger costs. Adjusted net income in the Regulated Operations segment for 2010 excludes a gain from the sale of the company’s Virginia distribution operations. There were no adjustments in the Regulated Operations segment in 2009. Adjusted net income for the Merchant Generation segment for the first nine months of 2010 and 2009 excludes net unrealized gains and losses from economic hedges that do not qualify for hedge accounting, and expense related to debt tender offers.

Reconciliation of Non-GAAP Financial Measures

This news release includes presentation of adjusted net income, EBITDA, adjusted EBITDA and other non-GAAP financial measures as defined in the Securities and Exchange Commission’s Regulation G.

Management believes that presenting these additional financial measures provide investors with a more complete understanding of the core results and underlying trends from which to consider past performance and prospects for the future. These financial measures should not be considered in isolation or viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of operating performance or liquidity.

Pursuant to the requirements of Regulation G, tables are attached that reconcile non-GAAP financial measures in this document to the most directly comparable GAAP measure.

Investor Conference Call; Outlook

Allegheny Energy will discuss these results in a live Internet broadcast at 1:00 p.m. Eastern Daylight Time on Wednesday, October 27, 2010. To listen, visit www.alleghenyenergy.com. Slides to be used in the Webcast presentation will be available at www.alleghenyenergy.com several hours prior to the broadcast. A taped replay will be available after the live broadcast.

Information provided on this call regarding the outlook for the year 2011 will be less detailed than in the past due to the pending merger with FirstEnergy Corp., which Allegheny expects to complete in the first half of 2011.

Allegheny Energy

Headquartered in Greensburg, Pa., Allegheny Energy is an investor-owned electric utility with total annual revenues of over $3 billion and more than 4,000 employees. The company owns and operates generating facilities and delivers low-cost, reliable electric service to 1.5 million customers in Pennsylvania, West Virginia and Maryland. For more information, visit www.alleghenyenergy.com.

Forward-Looking Statements

In addition to historical information, this release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These include statements with respect to: rate regulation and the status of retail generation service supply competition in states served by Allegheny Energy’s distribution business, Allegheny Power; financing plans; demand for energy and the cost and availability of raw materials, including coal; provider-of-last-resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; capacity purchase commitments; and regulatory matters. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: plant performance and unplanned outages; changes in the price of power and fuel for electric generation; general economic and business conditions; changes in access to capital markets and actions of rating agencies; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; environmental regulations; the results of regulatory proceedings, including proceedings related to rates; changes in industry capacity, development and other activities by Allegheny Energy’s competitors; changes in the weather and other natural phenomena; changes in customer switching behavior and their resulting effects on existing and future load requirements; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; changes in laws and regulations applicable to Allegheny Energy, its markets or its activities; the loss of any significant customers or suppliers; dependence on other electric transmission and gas transportation systems and their constraints or availability; inflationary and interest rate trends changes in market rules, including changes to PJM participant rules and tariffs; the likelihood and timing of the completion of the proposed merger with FirstEnergy, the terms and conditions of any required regulatory approvals of the proposed merger, the impact of the proposed merger on Allegheny’s employees and the potential diversion of management’s time and attention from ongoing business during this time period; general economic conditions; the effect of accounting pronouncements issued periodically by accounting standard-setting bodies and accounting issues facing our organization; and other risks, including the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny Energy’s reports filed with the Securities and Exchange Commission.

###

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In millions, except per share amounts)	2010	2009	2010	2009
Operating revenues	$1,043.7	$793.7	$3,038.3	$2,565.7

Operating expenses:
Fuel	323.3	188.0	937.0	663.8
Purchased power and transmission	114.4	134.2	389.7	380.4
Deferred energy costs, net	17.7	(14.3)	28.0	(38.9)
Gain on sale of Virginia distribution business	0	0	(45.1)	0
Operations and maintenance	196.2	151.2	573.4	518.9
Depreciation and amortization	81.2	71.3	241.7	207.0
Taxes other than income taxes	58.3	57.4	171.9	159.7

Total operating expenses	791.1	587.8	2,296.6	1,890.9

Operating income	252.6	205.9	741.7	674.8
Other income (expense), net	4.4	1.9	9.7	6.1
Interest expense	83.6	85.1	240.1	201.5

Income before income taxes	173.4	122.7	511.3	479.4
Income tax expense	58.3	45.3	187.8	195.1

Net income	115.1	77.4	323.5	284.3
Net income attributable to noncontrolling interest	0	(0.4)	0	(0.8)

Net income attributable to Allegheny Energy, Inc.	$115.1	$77.0	$323.5	$283.5

Earnings per common share attributable to Allegheny Energy, Inc.:
Basic	$0.68	$0.45	$1.91	$1.67
Diluted	$0.68	$0.45	$1.90	$1.67

Average common shares outstanding:
Basic	169.8	169.6	169.7	169.5
Diluted	170.3	170.0	170.1	169.9

Dividends per common share	$0.15	$0.15	$0.45	$0.45

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(unaudited)

(In millions)	September 30, 2010	December 31, 2009
ASSETS
Current Assets:
Cash and cash equivalents	$463.6	$286.6
Accounts receivable:
Customer	235.3	188.2
Unbilled utility revenue	97.8	116.4
Wholesale and other	41.3	64.4
Allowance for uncollectible accounts	(15.5)	(14.0)
Materials and supplies	109.2	110.6
Fuel	140.9	206.4
Deferred income taxes	0	81.5
Prepaid taxes	56.0	48.4
Collateral deposits	21.5	20.8
Derivative assets	45.0	4.6
Restricted funds	14.3	25.9
Regulatory assets	114.8	132.7
Assets held for sale	0	32.4
Other	76.2	40.4

Total current assets	1,400.4	1,345.3

Property, Plant and Equipment:
Generation	7,548.6	7,469.4
Transmission	1,408.2	1,313.2
Distribution	3,888.5	3,784.4
Other	498.7	440.7
Accumulated depreciation	(5,308.0)	(5,104.9)

Subtotal	8,036.0	7,902.8
Construction work in progress	1,104.7	800.6
Property, plant and equipment held for sale, net	0	253.7

Total property, plant and equipment, net	9,140.7	8,957.1

Other Noncurrent Assets:
Regulatory assets	730.9	717.3
Goodwill	367.3	367.3
Restricted funds	31.6	60.2
Investments in unconsolidated affiliates	48.9	26.7
Derivative assets	22.6	0
Other	99.7	115.2

Total other noncurrent assets	1,301.0	1,286.7

Total Assets	$11,842.1	$11,589.1

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (continued)

(unaudited)

(In millions, except share amounts)	September 30, 2010	December 31, 2009
LIABILITIES AND EQUITY
Current Liabilities:
Long-term debt due within one year	$15.5	$140.8
Accounts payable	360.0	411.4
Accrued taxes	78.6	87.3
Payable to PJM for FTRs	10.0	31.7
Derivative liabilities	4.0	24.4
Regulatory liabilities	12.6	37.4
Accrued interest	90.0	68.3
Security deposits	53.8	51.0
Liabilities associated with assets held for sale	0	10.1
Deferred income taxes	6.2	0
Other	119.2	123.2

Total current liabilities	749.9	985.6

Long-term Debt:
Securitized debt – Environmental Control Bonds	481.0	496.5
Other long-term debt	4,069.6	3,920.5

Total long-term debt	4,550.6	4,417.0

Deferred Credits and Other Liabilities:
Derivative liabilities	4.8	6.7
Income taxes payable	70.9	85.7
Investment tax credit	59.2	61.6
Deferred income taxes	1,636.8	1,501.3
Regulatory liabilities	474.0	461.2
Pension and other postretirement employee benefit plan liabilities	571.1	597.4
Adverse power purchase commitment	100.9	114.4
Liabilities associated with assets held for sale	0	53.1
Other	192.4	177.0

Total deferred credits and other liabilities	3,110.1	3,058.4

Equity:
Common stock-$1.25 par value per share, 260,000,000 shares authorized and 169,990,965 and 169,620,917 shares issued at September 30, 2010 and December 31, 2009, respectively	212.5	212.0
Other paid-in capital	1,984.1	1,970.2
Retained earnings	1,269.9	1,022.7
Treasury stock at cost - 54,955 and 51,313 shares at September 30, 2010 and December 31, 2009, respectively	(1.9)	(1.8)
Accumulated other comprehensive loss	(33.1)	(89.9)

Total Allegheny Energy, Inc. common stockholders’ equity	3,431.5	3,113.2
Noncontrolling interest	0	14.9

Total equity	3,431.5	3,128.1

Total Liabilities and Equity	$11,842.1	$11,589.1

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

SEGMENT STATEMENT OF INCOME

(unaudited)

	Three Months Ended September 30, 2010				Three Months Ended September 30, 2009
(In millions)	Merchant Generation	Regulated Operations	Eliminations (a)	Total	Merchant Generation	Regulated Operations	Eliminations (a)	Total
Operating revenues	$484.5	$878.0	$(318.8)	$1,043.7	$358.3	$729.2	$(293.8)	$793.7

Operating expenses:
Fuel	233.1	90.2	0	323.3	151.2	36.8	0	188.0
Purchased power and transmission	9.0	422.9	(317.5)	114.4	9.0	417.5	(292.3)	134.2
Deferred energy costs, net	0	17.7	0	17.7	0	(14.3)	0	(14.3)
Operations and maintenance	70.2	127.3	(1.3)	196.2	50.2	102.5	(1.5)	151.2
Depreciation and amortization	32.4	49.2	(0.4)	81.2	28.5	43.3	(0.5)	71.3
Taxes other than income taxes	12.3	46.0	0	58.3	12.4	45.0	0	57.4

Total operating expenses	357.0	753.3	(319.2)	791.1	251.3	630.8	(294.3)	587.8

Operating income	127.5	124.7	0.4	252.6	107.0	98.4	0.5	205.9
Other income (expense), net	1.6	6.4	(3.6)	4.4	0.1	4.5	(2.7)	1.9
Interest expense	40.5	44.1	(1.0)	83.6	46.5	38.8	(0.2)	85.1

Income before income taxes	88.6	87.0	(2.2)	173.4	60.6	64.1	(2.0)	122.7
Income tax expense	26.3	32.0	0	58.3	20.4	24.9	0	45.3

Net income	62.3	55.0	(2.2)	115.1	40.2	39.2	(2.0)	77.4
Net income attributable to noncontrolling interest	(2.4)	0	2.4	0	(2.2)	(0.4)	2.2	(0.4)

Net income attributable to Allegheny Energy, Inc.	$59.9	$55.0	$0.2	$115.1	$38.0	$38.8	$0.2	$77.0

(a)	Represents elimination of transactions between reportable segments.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

SEGMENT STATEMENT OF INCOME (continued)

(unaudited)

	Nine Months Ended September 30, 2010				Nine Months Ended September 30, 2009
(In millions)	Merchant Generation	Regulated Operations	Eliminations (a)	Total	Merchant Generation	Regulated Operations	Eliminations (a)	Total
Operating revenues	$1,405.0	$2,634.3	$(1,001.0)	$3,038.3	$1,188.1	$2,309.6	$(932.0)	$2,565.7

Operating expenses:
Fuel	697.7	239.3	0	937.0	490.2	173.6	0	663.8
Purchased power and transmission	27.8	1,358.9	(997.0)	389.7	27.2	1,280.9	(927.7)	380.4
Deferred energy costs, net	0	28.0	0	28.0	0	(38.9)	0	(38.9)
Gain on sale of Virginia distribution business	0	(45.1)	0	(45.1)	0	0	0	0
Operations and maintenance	188.8	388.7	(4.1)	573.4	201.0	322.2	(4.3)	518.9
Depreciation and amortization	97.0	145.9	(1.2)	241.7	76.2	132.2	(1.4)	207.0
Taxes other than income taxes	38.4	133.5	0	171.9	33.7	126.0	0	159.7

Total operating expenses	1,049.7	2,249.2	(1,002.3)	2,296.6	828.3	1,996.0	(933.4)	1,890.9

Operating income	355.3	385.1	1.3	741.7	359.8	313.6	1.4	674.8
Other income (expense), net	3.0	16.9	(10.2)	9.7	1.2	13.2	(8.3)	6.1
Interest expense	112.9	129.9	(2.7)	240.1	84.4	117.8	(0.7)	201.5

Income before income taxes	245.4	272.1	(6.2)	511.3	276.6	209.0	(6.2)	479.4
Income tax expense	83.3	104.5	0	187.8	110.0	85.1	0	195.1

Net income	162.1	167.6	(6.2)	323.5	166.6	123.9	(6.2)	284.3
Net income attributable to noncontrolling interest	(6.9)	0	6.9	0	(6.8)	(0.8)	6.8	(0.8)

Net income attributable to Allegheny Energy, Inc.	$155.2	$167.6	$0.7	$323.5	$159.8	$123.1	$0.6	$283.5

(a)	Represents elimination of transactions between reportable segments.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED DATA FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED SEPTEMBER 30, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE
Calculation of Adjusted Income:

Income - GAAP Basis	$173.4	$115.1	$0.68

Adjustments:
Net unrealized gain associated with economic hedges[1]	(10.5)	(6.4)
Expense associated with the planned merger[2]	19.1	11.7
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[3]	7.3	4.5

Adjusted Income	$189.3	$124.9	$0.73

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$115.1
Interest expense		83.6
Income tax expense		58.3
Depreciation and amortization		81.2

EBITDA		338.2
Net unrealized gain associated with economic hedges[1]		(10.5)
Expense associated with the planned merger[2]		19.1

Adjusted EBITDA		$346.8

THREE MONTHS ENDED SEPTEMBER 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE
Calculation of Adjusted Income:

Income – GAAP Basis	$122.7	$77.0	$0.45

Adjustments:
Net unrealized loss associated with economic hedges[1]	18.3	11.2
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[3]	19.3	11.9

Adjusted Income	$160.3	$100.1	$0.59

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$77.0
Interest expense		85.1
Income tax expense		45.3
Depreciation and amortization		71.3

EBITDA		278.7
Net unrealized loss associated with economic hedges[1]		18.3

Adjusted EBITDA		$297.0

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SEGMENT DATA FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(in millions)

(unaudited)

	MERCHANT GENERATION		REGULATED OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.
Calculation of Adjusted Income:
Income – GAAP Basis	$88.6	$59.9	$87.0	$55.0

Adjustments:
Net unrealized gain associated with economic hedges[1]	(10.5)	(6.4)	—	—
Expense associated with the planned merger[2]	6.4	4.0	12.7	7.8
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes [3]	7.3	4.5	—	—

Adjusted Income	$91.8	$62.0	$99.7	$62.8

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$59.9		$55.0
Interest expense		40.5		44.1
Income tax expense		26.3		32.0
Depreciation and amortization		32.4		49.2

EBITDA		159.1		180.3
Net unrealized gain associated with economic hedges[1]		(10.5)		—
Expense associated with the planned merger[2]		6.4		12.7

Adjusted EBITDA		$155.0		$193.0

	MERCHANT GENERATION		REGULATED OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.
Calculation of Adjusted Income:
Income - GAAP Basis	$60.6	$38.0	$64.1	$38.8
Adjustments:
Net unrealized loss associated with economic hedges[1]	18.3	11.2	—	—
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[3]	19.3	11.9	—	—

Adjusted Income	$98.2	$61.1	$64.1	$38.8

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$38.0		$38.8
Interest expense		46.5		38.8
Income tax expense		20.4		24.9
Depreciation and amortization		28.5		43.3

EBITDA		133.4		145.8
Net unrealized loss associated with economic hedges[1]		18.3		—

Adjusted EBITDA		$151.7		$145.8

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED DATA FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(in millions, except per share data)

(unaudited)

NINE MONTHS ENDED SEPTEMBER 30, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE
Calculation of Adjusted Income:

Income - GAAP Basis	$511.3	$323.5	$1.90

Adjustments:
Net unrealized loss associated with economic hedges[1]	3.7	2.3
Expense associated with the planned merger[2]	36.7	22.5
Gain on sale of Virginia distribution business[4]	(45.1)	(28.0)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[3]	7.3	4.5

Adjusted Income	$513.9	$324.8	$1.91

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$323.5
Interest expense		240.1
Income tax expense		187.8
Depreciation and amortization		241.7

EBITDA		993.1
Net unrealized loss associated with economic hedges[1]		3.7
Expense associated with the planned merger[2]		36.7
Gain on sale of Virginia distribution business[4]		(45.1)

Adjusted EBITDA		$988.4

NINE MONTHS ENDED SEPTEMBER 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE
Calculation of Adjusted Income:

Income – GAAP Basis	$479.4	$283.5	$1.67

Adjustments:
Net unrealized gain associated with economic hedges[1]	(18.7)	(11.5)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[3]	19.3	11.9

Adjusted Income	$480.0	$283.9	$1.67

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$283.5
Interest expense		201.5
Income tax expense		195.1
Depreciation and amortization		207.0

EBITDA		887.1
Net unrealized gain associated with economic hedges[1]		(18.7)

Adjusted EBITDA		$868.4

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SEGMENT DATA FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(in millions)

(unaudited)

	MERCHANT GENERATION		REGULATED OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.
Calculation of Adjusted Income:
Income - GAAP Basis	$245.4	$155.2	$272.1	$167.6

Adjustments:
Net unrealized loss associated with economic hedges[1]	3.7	2.3	—	—

Expense associated with the planned merger[2]	12.5	7.6	24.2	14.9

Gain on sale of Virginia distribution business[4]	—	—	(45.1)	(28.0)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[3]	7.3	4.5	—	—

Adjusted Income	$268.9	$169.6	$251.2	$154.5

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$155.2		$167.6
Interest expense		112.9		129.9
Income tax expense		83.3		104.5
Depreciation and amortization		97.0		145.9

EBITDA		448.4		547.9
Net unrealized loss associated with economic hedges[1]		3.7		—
Expense associated with the planned merger[2]		12.5		24.2
Gain on sale of Virginia distribution business[4]		—		(45.1)

Adjusted EBITDA		$464.6		$527.0

	MERCHANT GENERATION		REGULATED OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.
Calculation of Adjusted Income:
Income - GAAP Basis	$276.6	$159.8	$209.0	$123.1
Adjustments:
Net unrealized gain associated with economic hedges[1]	(18.7)	(11.5)	—	—
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[3]	19.3	11.9	—	—

Adjusted Income	$277.2	$160.2	$209.0	$123.1

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$159.8		$123.1
Interest expense		84.4		117.8
Income tax expense		110.0		85.1
Depreciation and amortization		76.2		132.2

EBITDA		430.4		458.2
Net unrealized gain associated with economic hedges[1]		(18.7)		—

Adjusted EBITDA		$411.7		$458.2

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SUMMARY OF ADJUSTMENTS

(in millions)

(unaudited)

ADJUSTED OPERATING REVENUE	THREE MONTHS ENDED SEPT 30, 2010	THREE MONTHS ENDED SEPT 30, 2009
Operating revenue:
As reported	$1,043.7	$793.7

Net unrealized (gain)/loss associated with economic hedges[1]	(10.5)	18.3

As Adjusted	$1,033.2	$812.0

ADJUSTED OPERATIONS AND MAINTENANCE EXPENSE	THREE MONTHS ENDED SEPT 30, 2010	THREE MONTHS ENDED SEPT 30, 2009
Operations and maintenance expense:
As reported	$196.2	$151.2

Expense associated with the planned merger[2]	(19.1)	—

As Adjusted	$177.1	$151.2

ADJUSTED INTEREST EXPENSE	THREE MONTHS ENDED SEPT 30, 2010	THREE MONTHS ENDED SEPT 30, 2009
Interest expense:
As reported	$83.6	$85.1

Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[3]	(7.3)	(19.3)

As Adjusted	$76.3	$65.8

ADJUSTED INCOME TAX EXPENSE	THREE MONTHS ENDED SEPT 30, 2010	THREE MONTHS ENDED SEPT 30, 2009
Income taxes:
As reported	$58.3	$45.3

Income taxes related to net unrealized gain/(losses) associated with economic hedges[1]	(4.1)	7.1
Income taxes related to expense associated with the planned merger[2]	7.4	—
Income taxes associated with Allegheny Energy Supply’s purchase of outstanding notes[3]	2.8	7.4

As Adjusted	$64.4	$59.8

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

Notes to Reconciliation of Non-GAAP Financial Measures:

(1)	Adjustments relating to certain unrealized gains/ (losses) included in GAAP operating revenues:

	THREE MONTHS ENDED SEPT 30, 2010	THREE MONTHS ENDED SEPT 30, 2009
Financial transmission rights	$5.6	($6.2)
Power hedges	15.2	(5.3)
Hedging strategy relating to a natural gas transportation contract	(10.3)	(6.8)

Total adjustments	$10.5	($18.3)

	NINE MONTHS ENDED SEPT 30, 2010	NINE MONTHS ENDED SEPT 30, 2009
Financial transmission rights	$20.7	$21.3
Power hedges	1.8	(13.8)
Hedging strategy relating to a natural gas transportation contract	(26.2)	11.2

Total adjustments	($3.7)	$18.7

(2)

In February, 2010, Allegheny Energy, Inc. and FirstEnergy Corp. entered into an Agreement and Plan of Merger. Incremental merger costs were included in operations and maintenance expense on the Consolidated Statements of Income.

(3)

In July, 2010, Allegheny Energy Supply redeemed all $150.5 million of its outstanding 7.80% Medium Term Notes due 2011. The costs associated with this purchase in the amount of $7.3 million were charged to interest expense in the GAAP basis consolidated statement of income.

In September, 2009, Allegheny Energy Supply purchased its outstanding 7.80% Notes due 2011 and its 8.25% Notes due 2012 in the aggregate principal amount of $244.3 million, pursuant to a cash tender offer. The costs associated with this purchase in the amount of $19.3 million were charged to interest expense in the GAAP basis consolidated statement of income.

(4)

On June 1, 2010, Potomac Edison sold its electric distribution operations in Virginia (the “Virginia distribution business”) to Rappahannock Electric Cooperative and Shenandoah Valley Electric Cooperative, resulting in a pre-tax gain of approximately $45.1 million. The gain on sale is presented as “Gain on sale of Virginia distribution business” on the Consolidated Statements of Income.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

OPERATING STATISTICS

(unaudited)

Three Months Ended September 30,

	Actual	Actual		Excluding Virginia Operations*
	2010	2009	Change	2010	2009	Change
REGULATED OPERATIONS
Retail electricity sales (thousand MWh):
Residential	4,183	3,837	9.0%	4,183	3,553	17.7%
Commercial	2,877	2,903	-0.9%	2,877	2,705	6.4%
Industrial and other	3,542	3,537	0.1%	3,542	3,294	7.5%
Total	10,602	10,277	3.2%	10,602	9,552	11.0%
Usage per customer (KWh):
Residential	3,254	2,808	15.9%	3,254	2,774	17.3%
Commercial	16,663	15,585	6.9%	16,663	15,767	5.7%
Industrial	135,180	128,509	5.2%	135,180	126,937	6.5%
Regulated generation (thousand MWh):
Supercritical coal	2,687	1,123	139.3%
Other coal	252	73	245.2%
Hydro and other	220	167	31.7%
Total	3,159	1,363	131.8%

MERCHANT GENERATION
Generation (thousand MWh):
Supercritical coal	6,534	4,668	40.0%
Other coal	894	304	194.1%
Gas	563	331	70.1%
Hydro and other	421	343	22.7%
Total	8,412	5,646	49.0%
Net capacity factor:
Supercritical coal	68%	49%	19.0%
All coal	66%	44%	22.0%
Equivalent availability factor:
Supercritical coal	80%	87%	-7.0%
All coal	82%	87%	-5.0%

DEGREE DAYS
Heating	50	54	-7.4%
Cooling	818	549	49.0%

*Represents actual results for both 2010 and 2009 excluding amounts relating to the Virginia distribution operations that were sold on June 1, 2010.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

OPERATING STATISTICS

(unaudited)

Nine Months Ended September 30,

	Actual	Actual		Excluding Virginia Operations*
	2010	2009	Change	2010	2009	Change
REGULATED OPERATIONS
Retail electricity sales (thousand MWh):
Residential	12,938	12,609	2.6%	12,346	11,639	6.1%
Commercial	8,365	8,450	-1.0%	8,064	7,883	2.3%
Industrial and other	10,922	10,474	4.3%	10,533	9,803	7.4%
Total	32,225	31,533	2.2%	30,943	29,325	5.5%
Usage per customer (KWh):
Residential	9,462	9,227	2.5%	9,608	9,089	5.7%
Commercial	44,832	45,446	-1.4%	46,776	46,027	1.6%
Industrial	395,989	381,793	3.7%	404,154	378,947	6.7%
Regulated generation (thousand MWh):
Supercritical coal	7,205	5,620	28.2%
Other coal	535	284	88.4%
Hydro and other	507	402	26.1%
Total	8,247	6,306	30.8%

MERCHANT GENERATION
Generation (thousand MWh):
Supercritical coal	21,010	16,611	26.5%
Other coal	2,384	1,025	132.6%
Gas	843	507	66.3%
Hydro and other	1,158	968	19.6%
Total	25,394	19,111	32.9%
Net capacity factor:
Supercritical coal	73%	58%	15.0%
All coal	69%	52%	17.0%
Equivalent availability factor:
Supercritical coal	83%	79%	4.0%
All coal	85%	80%	5.0%

DEGREE DAYS
Heating	3,197	3,343	-4.4%
Cooling	1,202	813	47.8%

*Represents actual results for both 2010 and 2009 excluding amounts relating to the Virginia distribution operations that were sold on June 1, 2010.